Subsequent Events and Reverse Merger	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Event, Pro Forma Business Combinations or Disposals [Text Block]
Note 9. Subsequent Events and Reverse Merger

The Company evaluated subsequent events or transactions through November [14], 2014, which is the date these financial statements were issued.

The Company entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of April 30, 2014, with Quartet Holdco Ltd., now known as Pangaea Logistics Solutions, Ltd. (the “Registrant”), Quartet Merger Corp. (“Quartet”), Quartet Merger Sub Ltd. (“Merger Sub”), and the security holders of the Company (“Signing Holders”).  The Mergers (as defined below) was consummated on October 1, 2014 pursuant to the Merger Agreement, where (i) Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of the Registrant (the “Transaction Merger”) and (ii) Quartet merging with and into the Registrant, with the Registrant surviving as the publicly-traded entity (the “Redomestication Merger” together with the Transaction Merger, the “Mergers”).  In the transaction merger, holders of 8,840,014 shares of Quartet common stock sold in its initial public offering (“public shares”) exercised their rights to convert those shares to cash at a conversion price of approximately $10.20 per share, or an aggregate of approximately $90,139,132. As a result of the number of public shares converted into cash, the Quartet initial stockholders forfeited 1,739,062 shares (the “Forfeited Shares”) of Quartet common stock immediately prior to the Closing.  Upon the Closing, the former security holders of Quartet were issued an aggregate of 3,130,861 common shares of the Registrant, including 1,026,812 common shares of the Registrant issued in exchange for Quartet’s then outstanding rights.  Per the terms of the convertible redeemable preferred stock of the Company, upon the Closing, 105,670 convertible redeemable preferred shares were converted into 115,352 common shares of the Company.  The Signing Holders received 29,411,765 shares of the Registrant in exchange for their the Company securities and an additional 1,739,062 Forfeited Shares, or 31,150,827 shares in aggregate.  Further, in connection with the mergers, Quartet entered into agreements with certain third parties pursuant to which such parties agreed to accept payment for certain amounts owed to them in shares of the Registrant, resulting in the issuance of an aggregate of 291,953 common shares.  Additionally, 420,000 unit purchase options of Quartet were converted into 123,356 common shares of the Registrant.  These shares of 415,309 in total, are denoted as “Advisors to the Mergers” shares below.  As a result of the mergers, as of November 14, 2014 there are 34,696,997 common shares of the Registrant issued and outstanding where the Signing Holders own approximately 89.8% of the Registrant shares, the Quartet stockholders own approximately 9.0% of the Registrant shares, and the Advisors to the Mergers own approximately 1.2% of the Registrant shares.

In November, 2014, Bulkinvest, Ltd., an entity owned by the Company’s founders, agreed to lend the Company an aggregate of $5.0 million. The note, which bears interest of 5% per annum, is due on January 1,  2016.